SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-A

(Exact name of registrant as specified in its charter)


          NEW YORK                    333-11095                 36-7186340
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division
ONE FIRST NATIONAL PLAZA #0126
CHICAGO, ILLNOIS                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-A, a Trust created pursuant to the Pooling Agreement, dated February 25, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date December 15, 1997.

               Principal              Interest     Ending Balance

       Cede & Co. $2,197,699.27     $518,607.99 $112,026,147.45

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE




Statement to Certificateholders (Page 1 of 2)

       Distribution Date:                              11/17/97      12/15/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL
PRINCIPAL AMOUNT)

A.   INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


Investor Certificate Interest Distributed              5.083316      4.321733
Investor Certificate Interest Shortfall Distributed    0.000000      0.000000
Remaining Unpaid Investor Certificate Interest Shortfall 0.000000      0.000000

Managed Amortization Period ? (Yes=1; No=0)                     1      1
Investors Certificate Principal Distributed        8.383244      18.314161
Principal Distribution Amount                      8.383244      18.314161
Maximum Principal Payment                          26.874004     34.405208
Alternative Principal Payment                      8.383244      18.314161
Principal Collections less Additional Balances     8.383244      18.314161
Investor Loss Amount Distributed to Investors      0.000000      0.000000
Accelerated Principal Distribution Amount          0.000000      0.000000
Credit Enhancement Draw Amount                           0.00   0.00

Total Amount Distributed to Certificateholders (P & I)13.466560     22.635894

B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


Beginning Investor Certificate Balance  "115,229,836.02 "    "114,223,846.72 "
Ending Investor Certificate Balance     "114,223,846.72 "    "112,026,147.45 "
Beginning Invested Amount               "115,229,836.02 "    "114,223,846.72 "
Ending Invested Amount                  "114,223,846.72 "    "112,026,147.45 "
Investor Certificateholder Floating Allocation Percentage

96.1877%      96.1554%
Pool Factor                                0.9518654     0.9335512
Liquidation Loss Amount for Liquidated Loans             0.00   0.00
Unreimbursed Liquidation Loss Amount                     0.00   0.00

C.     POOL INFORMATION
Beginning Pool Balance              "119,796,851.78 "    "118,790,862.48 "
Ending Pool Balance                 "118,790,862.48 "    "116,593,163.21 "
Servicer Removals form the Trust (Section 2.06)          0.00   0.00
Servicing Fee                       "49,915.35 "  "49,496.19 "


D.     INVESTOR CERTIFICATE RATE

Investor Certificate Rate                         5.775000%     5.837500%
LIBOR Rate                                        5.625000%     5.687500%
Maximum Rate                                      9.421753%     9.416822%

E.     DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts                                   18     11
Trust Balances                                    "537,550.12 " "278,746.40 "
Delinquent 60-89 days
No. of Accounts                                   5      10
Trust Balances                                    "156,837.47 " "302,806.62 "
Delinquent 90+ days
No. of Accounts                                   2      4
Trust Balances                                    "67,657.55 "  "135,657.55 "
Delinquent 9+ Months
No. of Accounts                                   0      0
Trust Balances                                    0      0
REO
No. of Accounts                                   0      0
Trust Balances                                    0.00   0.00



  Statement to Certificateholders (Page 2 of 2)


Distribution Date:                                   11/17/97      12/15/97

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 08th day of December, 1997"


Countrywide Home Loans Formerly Known as Countrywide Funding Corporation

as Servicer

             _______________________________________

Sam Ilagan
Vice-President


Distribution
List:
Brain Sulker - Hall - Countrywide Home Loans
Director, IPM - FSA"
Lupe Montero - CountrywideHomeLoans
Barbara Grosse - First National Bank of Chicago
Richard Marron - Countrywide Home Loans
Ora Melamed - Prudential Securities
Dave Walker - Countrywide Home Loans
Margarette Carette - Moody's Investors Service
Jose Baltasar - Countrywide Home Loans
Gail Brennan - Standard & Poor's Corp.
Richard Phol - Countrywide Home Loans

                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


            COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-A


                         By  _______________________________________
                         Name:          Barbara Grosse
                         Title:         Assistant Vice President

Dated: Decembe 31, 1997